Exhibit 99.1

Zymeworks Names Biotechnology Industry Leader Kenneth Galbraith as Chair and CEO to Succeed Dr. Ali Tehrani

•	Co-founder Dr. Ali Tehrani to remain as an advisor to the Company to assist in the transition expected to occur on or before February 1, 2022

•	Chief Financial Officer (CFO) Neil Klompas also promoted to the dual position of Chief Operating Officer (COO) and CFO effective immediately

Vancouver, Canada and Seattle, Washington (January 5, 2022) – Zymeworks Inc. (NYSE: ZYME), a clinical-stage biopharmaceutical company developing multifunctional biotherapeutics, today announced the appointment of Mr. Kenneth Galbraith as Chair and Chief Executive Officer (CEO) of Zymeworks, effective on or before February 1, 2022. Mr. Galbraith will succeed Zymeworks co-founder Ali Tehrani, Ph.D., who has served as President and CEO since 2003. Dr. Tehrani will remain as an advisor to the Company to assist with the transition.

“Ken Galbraith is an outstanding global leader who brings more than 30 years of life science industry, venture capital and commercialization experience to Zymeworks, along with a proven track record of strong leadership and operational skills,” said Lota Zoth, Zymeworks’ current Board Chair. “The Board unanimously believes that Ken is the ideal leader to implement our next phase of development as we continue late-stage clinical trials for zanidatamab and expand our R&D pipeline. We thank and recognize Ali for his outstanding service in creating a solid foundation and advancing Zymeworks to a late-stage clinical company with valuable R&D programs, numerous productive pharmaceutical partnerships, and a high-quality management team.”

A former Zymeworks Board member from 2009 to 2013, Ken Galbraith has been working since 1987 as a life sciences executive, director, investor and advisor in the growth of both private and public companies from early-stage through regulatory approval and commercialization. Most recently, he served as executive-in-residence with Syncona (LSE:SYNC), a large British closed-ended healthcare investment trust dedicated to life science investments. He began his biotechnology career in Vancouver as CFO at QLT, where he was instrumental in growing the company to over 500 employees while gaining market approvals for several new medicines prior to his departure in 2000. During his lengthy career, Ken has played a pivotal role in the development of several successful biotechnology companies throughout North America, including AnorMED, Macrogenics, Alder Pharmaceuticals, Celator Pharmaceuticals, Novadaq and Angiotech, among others. He holds a Bachelor of Commerce degree with honors from the University of British Columbia.

“I have long believed in the potential of innovative technology platforms to generate novel multispecific antibodies and antibody-drug conjugates and transform the treatment of cancer. Zymeworks’ innovative approach, technology platforms and emerging product pipeline represent a tremendous opportunity, and I look forward to leading the Company during this exciting period of innovation in cancer therapies,” said Ken Galbraith. “This year, we expect to progress our two ongoing pivotal clinical studies for zanidatamab, present important new data for zanidatamab and ZW49 to inform additional clinical development opportunities, further advance our preclinical product pipeline and gain insights from our pharmaceutical partners’ programs as they advance into and through clinical development.”

The Company also announced that CFO Neil Klompas was promoted to the dual position of COO and CFO, effective immediately.

Ken Galbraith added, “Neil has been instrumental to the growth and financing of Zymeworks for 15 years, and I look forward to working closely with him, our employees, our partners and our Board of Directors to develop the next generation of biotherapeutics with the potential to improve outcomes for patients around the world with difficult-to-treat cancers.”

About Zymeworks Inc.

Zymeworks is a clinical-stage biopharmaceutical company dedicated to the development of next-generation multifunctional biotherapeutics. Zymeworks’ suite of therapeutic platforms and its fully integrated drug development engine enable precise engineering of highly differentiated product candidates. Zymeworks’ lead clinical candidate, zanidatamab, is a novel Azymetric™ HER2-targeted bispecific antibody currently being evaluated in multiple Phase 1, Phase 2, and pivotal clinical trials globally as a targeted treatment option for patients with solid tumors that express HER2. Zymeworks’ second clinical candidate, ZW49, is a novel bispecific HER2-targeted antibody-drug conjugate currently in Phase 1 clinical development and combines the unique design and antibody framework of zanidatamab with Zymeworks’ proprietary ZymeLink™ linker and cytotoxin. Zymeworks is also advancing a deep preclinical pipeline in oncology (including immuno-oncology agents) and other therapeutic areas. In addition, its therapeutic platforms are being leveraged through strategic partnerships with nine biopharmaceutical companies. For more information on our ongoing clinical trials visit www.zymeworksclinicaltrials.com. For additional information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on Twitter.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements that relate to Zymeworks’ expectations regarding the continued development of zanidatamab, expansion of its R&D pipeline, upcoming data presentations, clinical development opportunities, the advancement of its pharmaceutical partners’ programs, and other information that is not historical information. When used herein, words such as “expect”, “will”, “continue”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: the impact of the COVID-19 pandemic on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf, may be more severe and more prolonged than currently anticipated; clinical trials may not demonstrate safety and efficacy of any of Zymeworks’ or its collaborators’ product candidates; any of Zymeworks’ or its partners’ product candidates may fail in development, may not receive required regulatory approvals, or may be delayed to a point where they are not commercially viable; regulatory agencies may impose additional requirements or delay the initiation of clinical trials; the impact of new or changing laws and regulations; market conditions; and the other risks described under “Risk Factors” in Zymeworks’ Quarterly Report on Form 10-Q for its quarter ended September 30, 2021 (a copy of which may be obtained at www.sec.gov and www.sedar.com). Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish or revise any forward-looking statements to reflect new information, future events or circumstances, or to reflect the occurrences of unanticipated events, except as may be required by law.

Contacts:

Investor Inquiries:

Ryan Dercho, Ph.D.

(604) 678-1388

ir@zymeworks.com

Jack Spinks

(604) 678-1388

ir@zymeworks.com

Media Inquiries:

Mary Klem

(604) 678-1388

media@zymeworks.com